                                                                    EXHIBIT 99.1

                      Home Loan and Investment Bank, F.S.B.

        Prudential Securities Secured Financing Corporation Trust 1996-1

The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative insturments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities, or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments is mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis as it pertains to you, and PSI strongly urges you to seek advice from your counsel, accounting firm, and tax advisor.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                Preliminary Offering Information For PSSFC 1996-1


                               SUMMARY INFORMATION

                                                 Class A1             Class A2               Class A3

Face Amount:                                   $   10,373,000       $   20,730,000       $  23,000,000

Bond Type:                                     Sequential           Sequential           P-T with A1 & A2

Coupon:                                        6.300%               7.225%               7.175%
                                                                    +75bps after         +75 bps after
                                                                    5% coll bal          5% coll bal

Price:                                         99-31+               100-0+               99-31+

Yield to call:                                 6.149                7.266                7.201

Spread:                                        + 65                 +124                 +119

Average Life To Call:                          1.050 years          5.695 years          4.146 years

Stated Maturity:

Rating:                                        AAA/Aaa              AAA/Aaa              AAA/Aaa

Pricing Speed:                                 19% HEP

Pricing Date:                                  March 14, 1996       March 14, 1996       March 14, 1996

Settlement Date:                               March 20, 1996       March 20, 1996       March 20, 1996

Payment Delay:                                 14 days              14 days              14 days

Dated Date:                                    March 1, 1996        March 1, 1996        March 1, 1996

Days of Accrued:                               19 days              19 days              19 days

Interest Payment:                              30/360 basis         30/360 basis         30/360 basis

Payment Terms:                                 Monthly              Monthly              Monthly

First Payment Date:                            April 15, 1996       April 15, 1996       April 15, 1996



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                Preliminary Offering Information For PSSFC 1996-1

                                PRICING INFORMATION

CERTIFICATE INFORMATION

Title of Securities:       Mortgage Pass-Through Certificates, Series 1996-1,
                           Class A (the "Class A Certificates").

Securities Offered:        $54,103,000 Class A Certificates, which will have a
                           100% guaranty for principal and interest from Financial Security Assurance ("FSA"). The Class A
                           Certificates also will have the benefit of the Spread
                           Account.

Offering:                  Publicly-issued.

Issuer:                    Prudential Securities Secured Financing Corporation.

Servicer:                  Home Loan & Investment Bank, F.S.B. ("HLIB"), a
                           federal savings bank based in Warwick, Rhode Island.

Trustee:                   Bankers Trust Company of CA.

Certificates' Rating:      AAA by S&P and Aaa by Moody's.

Form of Certificates:      The Certificates will be issued in book-entry form
                           through The Depository Trust Company ("DTC").

Servicing Fee:             50 basis points per annum.

Optional Termination
By Servicer:               The Servicer may call the Certificates
                           at par plus accrued interest after the aggregate loan balance of the Mortgage Loans is less than or equal to 5% of the original principal balance of the Mortgage Loans.

ERISA
Considerations:            The Certificates are generally ERISA eligible.

Legal Investment
Considerations:            The Certificates will not constitute "mortgage
                           related securities" as provided in SMMEA.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                Preliminary Offering Information For PSSFC 1996-1

CASH FLOW PRIORITY TABLE

    Payments will be made to Certificate holders on the fifteenth day of each month or, if such day is not a business day, the next succeeding business day beginning on April 15, 1996. The Trustee will make the following disbursements and transfers in the following order of priority from the amounts then on deposit in the Collection Account:

          First:  Scheduled payments to Class A Certificateholders;

         Second:  Premiums to the Certificate Insurer (i.e., FSA fee);

          Third:  Servicer fees

         Fourth: Excess spread to the Spread Account, up to the Required Spread Account Amount; and

          Fifth:  Any remaining funds to the Class R Certificateholder.

    In the event of a shortfall, current excess spread and then the Spread Account will be used to make up the difference. Should any shortfall remain once the spread account is exhausted, the Certificate Insurer will make up the difference to guarantee timely payment of principal and interest.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                Preliminary Offering Information For PSSFC 1996-1

            POOL INFORMATION - Based on Preliminary Pool Information


     First Lien Mortgages:                      73.51%

     Second Lien Mortgages:                     26.49%

     Owner-Occupied Mortgages:                  97.22%

     Loans With CLTV's of 80% or Less:          98.85%

     Weighted average CLTV:                     66.49%


                  DELINQUENCY, FORECLOSURE AND LOSS INFORMATION
                  ---------------------------------------------
                           HLIB's Servicing Portfolio
                  ---------------------------------------------


                                 Y E A R   E N D   F I G U R E S

                                                         May 30,
                             1992     1993    1994        1995

Outstanding ($mm)           308.5    398.6    448.8       487.5

Delinquency (% of
Outstanding Portfolio):

30-59 Days                   1.88%    1.41%    1.07%       1.22%

60-89 Days                   0.87%    0.38%    0.23%       0.32%

90 + Days                    5.09%    3.20%    2.56%       2.25%

Total Delinquent             7.84%    4.98%    3.85%       3.79%

Net Losses (% of
Outstanding Portfolio)       0.74%    0.87%    0.38%       0.10% (1)

(1) This number has not been annualized.

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DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.

                Preliminary Offering Information For PSSFC 1996-1

Deal ID/CUSIP PSSF61                              Deal Date      03/14/96
Series        1996-1                              Delivery Date  03/20/96
Underwriter   PSI                                 Dated Date     03/01/96
Issuer        PSSF HOME LOAN AND INVESTMENT ASSOC Credit Support 100% FSA
Collateral    100%WL  (Real)                      Deal Type      HEL   REMIC
N/GWAC (Orig)       /        (8.383/8.883)        Pricing Speed  HEP 19.00
WAM    (Orig)         (20.782)                    Rating         AAA/Aaa
Size          54,103,729                          Coupon Range
Trustee                                           Modeled        Y
View          Summary                             On Page         1 of 4


Class    Coupon  Mat    Amt 000  AvLf   Sprd    Price     Yield    Description
-----    ------  ---    -------  ----   ----    -----     -----    -----------

A1       6.300   N/A    10,373    1.1     65    99-31+     6.149   SEQ
A2       7.225   N/A    20,730    5.7    124   100-00+     7.266   SEQ
A3       7.175   N/A    23,000    4.1    119    99-31+     7.201   PASSTHROUGH





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DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.

                Preliminary Offering Information For PSSFC 1996-1

Deal ID/CUSIP PSSF61                              Coupon                   6.300
Class         A1     SEQ                          Accr  0.33250 1st Pmt 04/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (8.383/8.883)
WAM    (Orig)         (20.782)                    Mat N/A        Settle 03/20/96
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@



             HEP 19.00     HEP 17.00   HEP 15.00    HEP 13.00    HEP 21.00    HEP 25.00   HEP 28.00
   Price
   -----     ---------     ---------   ---------    ---------    ---------    ---------   ---------
   99-22        6.452        6.447        6.441        6.436        6.457        6.467     6.474
   99-22+       6.436        6.432        6.428        6.424        6.440        6.448     6.453
   99-23        6.420        6.417        6.414        6.411        6.423        6.428     6.432
   99-23+       6.404        6.403        6.401        6.399        6.406        6.409     6.411
   99-24        6.388        6.388        6.387        6.387        6.389        6.389     6.390
   99-24+       6.372        6.373        6.374        6.375        6.371        6.370     6.369
   99-25        6.356        6.358        6.360        6.363        6.354        6.350     6.348
   99-25+       6.340        6.344        6.347        6.351        6.337        6.331     6.326
   99-26        6.324        6.329        6.334        6.338        6.320        6.311     6.305
   99-26+       6.308        6.314        6.320        6.326        6.303        6.292     6.284
   99-27        6.293        6.300        6.307        6.314        6.286        6.273     6.263
   99-27+       6.277        6.285        6.293        6.302        6.269        6.253     6.242
   99-28        6.261        6.270        6.280        6.290        6.251        6.234     6.221
   99-28+       6.245        6.255        6.266        6.278        6.234        6.214     6.200
   99-29        6.229        6.241        6.253        6.265        6.217        6.195     6.179
   99-29+       6.213        6.226        6.240        6.253        6.200        6.175     6.158
   99-30        6.197        6.211        6.226        6.241        6.183        6.156     6.137
   99-30+       6.181        6.197        6.213        6.229        6.166        6.137     6.116
   99-31        6.165        6.182        6.199        6.217        6.149        6.117     6.094
   99-31+       6.149        6.167        6.186        6.205        6.132        6.098     6.073
  100-00        6.133        6.153        6.172        6.193        6.115        6.078     6.052
  100-00+       6.118        6.138        6.159        6.181        6.098        6.059     6.031
  100-01        6.102        6.123        6.146        6.169        6.081        6.040     6.010
  100-01+       6.086        6.109        6.132        6.156        6.063        6.020     5.989
  100-02        6.070        6.094        6.119        6.144        6.046        6.001     5.968
  100-02+       6.054        6.079        6.105        6.132        6.029        5.982     5.947
  100-03        6.038        6.065        6.092        6.120        6.012        5.962     5.926
  100-03+       6.022        6.050        6.079        6.108        5.995        5.943     5.905
  100-04        6.007        6.036        6.065        6.096        5.978        5.924     5.884
  100-04+       5.991        6.021        6.052        6.084        5.961        5.904     5.863
  100-05        5.975        6.006        6.039        6.072        5.944        5.885     5.842
  100-05+       5.959        5.992        6.025        6.060        5.927        5.866     5.821
  100-06        5.943        5.977        6.012        6.048        5.910        5.846     5.800
  100-06+       5.927        5.962        5.998        6.035        5.893        5.827     5.779
  100-07        5.912        5.948        5.985        6.023        5.876        5.808     5.759
  100-07+       5.896        5.933        5.972        6.011        5.859        5.788     5.738
  100-08        5.880        5.919        5.958        5.999        5.842        5.769     5.717
  100-08+       5.864        5.904        5.945        5.987        5.825        5.750     5.696
  100-09        5.848        5.889        5.932        5.975        5.808        5.731     5.675

Avg. Life       1.050        1.142        1.255        1.397        0.973        0.853     0.784
Mod. Dur.       0.980        1.062        1.162        1.285        0.912        0.804     0.740
1st  Pmt.       0.069        0.069        0.069        0.069        0.069        0.069     0.069
Last Pmt.       1.986        2.153        2.403        2.736        1.819        1.569     1.403


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DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
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
                Preliminary Offering Information For PSSFC 1996-1

Deal ID/CUSIP PSSF61                              Coupon                   7.225
Class         A2     SEQ                          Accr  0.38132 1st Pmt 04/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (8.383/8.883)
WAM    (Orig)         (20.782)                    Mat N/A        Settle 03/20/96
CenterPrice   100-00+ Inc   0.5               Table Yield        Roll@

                    * * * CLASS A2 - PRICED TO 5% CALL * * *

              HEP 19.00      HEP 17.00    HEP 15.00     HEP 13.00     HEP 21.00     HEP 25.00      HEP 28.00
   Price
   -----      ---------      ---------    ---------     ---------     ---------     ---------      ---------
   99-23         7.335         7.335         7.335         7.335         7.335         7.335         7.335
   99-23+        7.331         7.331         7.332         7.332         7.331         7.330         7.330
   99-24         7.327         7.328         7.328         7.329         7.327         7.326         7.325
   99-24+        7.324         7.325         7.325         7.326         7.323         7.321         7.320
   99-25         7.320         7.321         7.322         7.323         7.319         7.317         7.315
   99-25+        7.317         7.318         7.319         7.320         7.315         7.313         7.311
   99-26         7.313         7.314         7.316         7.317         7.311         7.308         7.306
   99-26+        7.309         7.311         7.313         7.314         7.308         7.304         7.301
   99-27         7.306         7.308         7.310         7.311         7.304         7.299         7.296
   99-27+        7.302         7.304         7.307         7.309         7.300         7.295         7.291
   99-28         7.299         7.301         7.303         7.306         7.296         7.291         7.287
   99-28+        7.295         7.298         7.300         7.303         7.292         7.286         7.282
   99-29         7.291         7.294         7.297         7.300         7.288         7.282         7.277
   99-29+        7.288         7.291         7.294         7.297         7.284         7.278         7.272
   99-30         7.284         7.288         7.291         7.294         7.281         7.273         7.267
   99-30+        7.280         7.284         7.288         7.291         7.277         7.269         7.262
   99-31         7.277         7.281         7.285         7.288         7.273         7.264         7.258
   99-31+        7.273         7.277         7.282         7.285         7.269         7.260         7.253
  100-00         7.270         7.274         7.278         7.283         7.265         7.256         7.248
  100-00+        7.266         7.271         7.275         7.280         7.261         7.251         7.243
  100-01         7.262         7.267         7.272         7.277         7.257         7.247         7.239
  100-01+        7.259         7.264         7.269         7.274         7.254         7.242         7.234
  100-02         7.255         7.261         7.266         7.271         7.250         7.238         7.229
  100-02+        7.252         7.257         7.263         7.268         7.246         7.234         7.224
  100-03         7.248         7.254         7.260         7.265         7.242         7.229         7.219
  100-03+        7.245         7.251         7.257         7.262         7.238         7.225         7.215
  100-04         7.241         7.247         7.254         7.259         7.234         7.221         7.210
  100-04+        7.237         7.244         7.250         7.257         7.230         7.216         7.205
  100-05         7.234         7.241         7.247         7.254         7.227         7.212         7.200
  100-05+        7.230         7.237         7.244         7.251         7.223         7.207         7.195
  100-06         7.227         7.234         7.241         7.248         7.219         7.203         7.191
  100-06+        7.223         7.231         7.238         7.245         7.215         7.199         7.186
  100-07         7.219         7.227         7.235         7.242         7.211         7.194         7.181
  100-07+        7.216         7.224         7.232         7.239         7.207         7.190         7.176
  100-08         7.212         7.221         7.229         7.236         7.204         7.186         7.171
  100-08+        7.209         7.217         7.226         7.234         7.200         7.181         7.167
  100-09         7.205         7.214         7.222         7.231         7.196         7.177         7.162
  100-09+        7.201         7.211         7.219         7.228         7.192         7.172         7.157
  100-10         7.198         7.207         7.216         7.225         7.188         7.168         7.152

Avg. Life        5.695         6.235         6.863         7.589         5.222         4.456         3.993
Mod. Dur.        4.324         4.641         4.996         5.393         4.038         3.552         3.245
1st  Pmt.        1.986         2.153         2.403         2.736         1.819         1.569         1.403
Last Pmt.     02/15/08      01/15/09      01/15/10      01/15/11      03/15/07      09/15/05      09/15/04



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                Preliminary Offering Information For PSSFC 1996-1

Deal ID/CUSIP PSSF61                              Coupon                   7.175
Class         A3     PASSTHROUGH                  Accr  0.37868 1st Pmt 04/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (8.383/8.883)
WAM    (Orig)         (20.782)                    Mat N/A        Settle 03/20/96
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@

                    * * * CLASS A3 - PRICED TO 5% CALL * * *

                HEP 19.00      HEP 17.00     HEP 15.00      HEP 13.00      HEP 21.00     HEP 25.00        HEP 28.00
   Price
   -----        ---------      ---------     ---------      ---------      ---------     ---------        ---------
   99-22          7.293          7.293          7.292          7.291          7.294          7.296          7.297
   99-22+         7.289          7.288          7.288          7.287          7.289          7.290          7.290
   99-23          7.284          7.284          7.284          7.284          7.284          7.284          7.284
   99-23+         7.279          7.279          7.279          7.280          7.279          7.278          7.277
   99-24          7.274          7.275          7.275          7.276          7.273          7.272          7.271
   99-24+         7.269          7.270          7.271          7.272          7.268          7.266          7.264
   99-25          7.264          7.266          7.267          7.268          7.263          7.260          7.258
   99-25+         7.259          7.261          7.263          7.264          7.258          7.254          7.252
   99-26          7.255          7.257          7.258          7.260          7.252          7.248          7.245
   99-26+         7.250          7.252          7.254          7.256          7.247          7.242          7.239
   99-27          7.245          7.247          7.250          7.253          7.242          7.236          7.232
   99-27+         7.240          7.243          7.246          7.249          7.237          7.231          7.226
   99-28          7.235          7.238          7.242          7.245          7.232          7.225          7.219
   99-28+         7.230          7.234          7.237          7.241          7.226          7.219          7.213
   99-29          7.225          7.229          7.233          7.237          7.221          7.213          7.206
   99-29+         7.221          7.225          7.229          7.233          7.216          7.207          7.200
   99-30          7.216          7.220          7.225          7.229          7.211          7.201          7.193
   99-30+         7.211          7.216          7.221          7.225          7.206          7.195          7.187
   99-31          7.206          7.211          7.217          7.222          7.200          7.189          7.180
   99-31+         7.201          7.207          7.212          7.218          7.195          7.183          7.174
  100-00          7.196          7.202          7.208          7.214          7.190          7.177          7.167
  100-00+         7.191          7.198          7.204          7.210          7.185          7.172          7.161
  100-01          7.187          7.193          7.200          7.206          7.180          7.166          7.155
  100-01+         7.182          7.189          7.196          7.202          7.175          7.160          7.148
  100-02          7.177          7.184          7.191          7.198          7.169          7.154          7.142
  100-02+         7.172          7.180          7.187          7.195          7.164          7.148          7.135
  100-03          7.167          7.175          7.183          7.191          7.159          7.142          7.129
  100-03+         7.162          7.171          7.179          7.187          7.154          7.136          7.122
  100-04          7.158          7.166          7.175          7.183          7.149          7.130          7.116
  100-04+         7.153          7.162          7.171          7.179          7.143          7.124          7.109
  100-05          7.148          7.157          7.166          7.175          7.138          7.118          7.103
  100-05+         7.143          7.153          7.162          7.171          7.133          7.113          7.097
  100-06          7.138          7.148          7.158          7.168          7.128          7.107          7.090
  100-06+         7.133          7.144          7.154          7.164          7.123          7.101          7.084
  100-07          7.129          7.139          7.150          7.160          7.118          7.095          7.077
  100-07+         7.124          7.135          7.146          7.156          7.112          7.089          7.071
  100-08          7.119          7.130          7.141          7.152          7.107          7.083          7.064
  100-08+         7.114          7.126          7.137          7.148          7.102          7.077          7.058
  100-09          7.109          7.121          7.133          7.145          7.097          7.071          7.052

Avg. Life         4.146          4.537          4.992          5.524          3.805          3.254          2.923
Mod. Dur.         3.213          3.452          3.723          4.029          2.999          2.638          2.412
1st  Pmt.         0.069          0.069          0.069          0.069          0.069          0.069          0.069
Last Pmt.      02/15/08       01/15/09       01/15/10       01/15/11       03/15/07       09/15/05       09/15/04




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
                Preliminary Offering Information For PSSFC 1996-1

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                         Percentage of
                                                            Aggregate    Cut-Off Date
                  Current                   Number of        Unpaid        Aggregate
               Mortgage Loan                Mortgage        Principal      Principal
             Principal Balance                Loans          Balance        Balance

            < Balance <=     10,000             1             9,842.98       0.02
   10,000   < Balance <=     15,000            48           615,912.67       1.14
   15,000   < Balance <=     20,000            61         1,079,613.64       2.00
   20,000   < Balance <=     25,000            61         1,389,857.31       2.57
   25,000   < Balance <=     30,000            74         2,079,477.74       3.84
   30,000   < Balance <=     35,000            74         2,440,853.54       4.51
   35,000   < Balance <=     40,000            61         2,310,802.14       4.27
   40,000   < Balance <=     45,000            79         3,389,041.82       6.26
   45,000   < Balance <=     50,000            48         2,283,020.57       4.22
   50,000   < Balance <=     55,000            66         3,488,273.82       6.45
   55,000   < Balance <=     60,000            54         3,122,066.72       5.77
   60,000   < Balance <=     65,000            44         2,759,683.77       5.10
   65,000   < Balance <=     70,000            41         2,776,939.41       5.13
   70,000   < Balance <=     75,000            44         3,210,677.91       5.93
   75,000   < Balance <=     80,000            30         2,337,812.93       4.32
   80,000   < Balance <=     85,000            30         2,479,041.27       4.58
   85,000   < Balance <=     90,000            33         2,893,090.73       5.35
   90,000   < Balance <=     95,000            20         1,850,100.08       3.42
   95,000   < Balance <=    100,000            27         2,641,766.77       4.88
  100,000   < Balance <=    125,000            53         5,831,056.87      10.78
  125,000   < Balance <=    150,000            17         2,292,871.20       4.24
  150,000   < Balance <=    200,000            10         1,756,835.58       3.25
  200,000   < Balance <=    250,000             1           217,969.72       0.40
  250,000   < Balance <=    300,000             3           847,120.03       1.57
----------------------------------------------------------------------------------
Total................                         980       $54,103,729.22     100.00%
==================================================================================

                            GEOGRAPHICAL DISTRIBUTION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance


AZ                        24               1,021,807.26         1.89
CA                        36               1,895,028.15         3.50
CO                       105               4,537,467.98         8.39
CT                        30               1,908,820.76         3.53
DE                         8                 441,969.16         0.82
FL                         1                  44,140.35         0.08
IL                         7                 384,862.25         0.71
MA                        58               3,085,069.13         5.70
MD                         1                  63,013.82         0.12
ME                        11                 445,601.29         0.82
NH                        10                 386,279.43         0.71
NJ                       206              12,259,693.15        22.66
NV                        38               1,690,306.44         3.12
NY                       286              17,683,383.50        32.68
OR                         5                 238,226.00         0.44
PA                       103               4,874,114.24         9.01
RI                        35               2,126,109.80         3.93
VA                        14                 872,391.07         1.61
WA                         2                 145,445.44         0.27
---------------------------------------------------------------------
Total...............     980            $ 54,103,729.22       100.00%
=====================================================================


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DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
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
                Preliminary Offering Information For PSSFC 1996-1

                          COMBINED LOAN-TO-VALUE RATIOS

------------------------------------------------------------------------------------------
                                                                Aggregate      Percent of
       Combined                                                  Unpaid        Aggregate
    Loan-To-Value                Number of   Percent of         Principal      Principal
         Ratio                      Loans     Loan Count         Balance        Balance

 5.000 < CLTV <= 10.000               1           .10             11,808.00      0.02
10.000 < CLTV <= 15.000               3           .31             47,021.84      0.09
15.000 < CLTV <= 20.000              13          1.33            328,914.83      0.61
20.000 < CLTV <= 25.000              14          1.43            408,509.47      0.76
25.000 < CLTV <= 30.000              16          1.63            461,052.63      0.85
30.000 < CLTV <= 35.000              28          2.86          1,228,167.03      2.27
35.000 < CLTV <= 40.000              30          3.06          1,216,721.18      2.25
40.000 < CLTV <= 45.000              45          4.59          2,296,781.31      4.25
45.000 < CLTV <= 50.000              54          5.51          3,036,226.30      5.61
50.000 < CLTV <= 55.000              38          3.88          2,081,154.73      3.85
55.000 < CLTV <= 60.000              71          7.24          3,801,423.06      7.03
60.000 < CLTV <= 65.000              90          9.18          5,042,956.25      9.32
65.000 < CLTV <= 70.000             118         12.04          7,298,168.45     13.49
70.000 < CLTV <= 75.000             140         14.29          8,924,499.88     16.50
75.000 < CLTV <= 80.000             313         31.94         17,298,462.81     31.97
80.000 < CLTV <= 85.000               1           .10            111,709.07      0.21
85.000 < CLTV <= 90.000               5           .51            510,152.38      0.94
------------------------------------------------------------------------------------------
Total....................           980        100.00%       $54,103,729.22    100.00%
==========================================================================================



                      GROSS MORTGAGE INTEREST RATE RANGE          6-Mar-1996
                                                                  Page 1

                                                                  Percentage of
                                                   Aggregate      Cut-Off Date
         Gross Mortgage              Number of      Unpaid          Aggregate
         Interest Rate               Mortgage      Principal        Principal
             Range                     Loans        Balance          Balance

 7.00% < Gross Coupon <=  7.50%          4          398,770.00       0.74
 7.50% < Gross Coupon <=  8.00%         27        2,217,649.80       4.10
 8.00% < Gross Coupon <=  8.50%        286       19,291,694.33      35.66
 8.50% < Gross Coupon <=  9.00%        360       17,364,830.33      32.10
 9.00% < Gross Coupon <=  9.50%        171        8,298,677.99      15.34
 9.50% < Gross Coupon <= 10.00%         97        4,924,704.15       9.10
10.00% < Gross Coupon <= 10.50%         26        1,247,939.87       2.31
10.50% < Gross Coupon <= 11.00%          5          248,522.85       0.46
11.00% < Gross Coupon <= 11.50%          1           11,500.00       0.02
12.00% < Gross Coupon <= 12.50%          1           43,900.22       0.08
12.50% < Gross Coupon <= 13.00%          2           55,539.68       0.10

----------------------------------------------------------------------------------
Total..........                        980     $ 54,103,729.22     100.00%
==================================================================================













THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                Preliminary Offering Information For PSSFC 1996-1

                       REMAINING MONTHS TO STATED MATURITY


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                         Number of       Unpaid              Aggregate
                         Mortgage       Principal            Principal
      Remaining Term       Loans         Balance              Balance

 48 < Rem Term <=  60         10           177,929.11           0.33%
 72 < Rem Term <=  84          1            36,592.51           0.07%
 84 < Rem Term <=  96          1            35,750.02           0.07%
108 < Rem Term <= 120         78         2,139,317.19           3.95%
156 < Rem Term <= 168          2            95,255.42           0.18%
168 < Rem Term <= 180        397        19,678,269.17          36.37%
228 < Rem Term <= 240        432        26,802,110.71          49.54%
348 < Rem Term <= 360         59         5,138,505.09           9.50%
---------------------------------------------------------------------
Total............          980      54,103,729.22             100.00%
=====================================================================

                   Preliminary Offering Information For PSSFC 1996-1



                                  AGE OF LOANS


                                                          Percentage of
                                       Aggregate          Cut-Off Date
                        Number of      Unpaid              Aggregate
Months since            Mortgage       Principal            Principal
 Origination            Loans         Balance              Balance

0 to 12                    980      54,103,729.22             100.00%
---------------------------------------------------------------------
Total............          980      54,103,729.22             100.00%
=====================================================================



                              MORTGAGED PROPERTIES



                                                                     Percentage of
                                                      Aggregate      Cut-Off Date
                             Number of    % Pool       Unpaid          Aggregate
                             Mortgage      by #       Principal        Principal
                               Loans      Loans        Balance          Balance

Townhouses                         4       0.41%         116,403.20       0.22
Condominiums                       8       0.82%         440,589.59       0.81
Single Family Detached           846      86.33%      46,285,441.57      85.55
Single Family Attached            71       7.24%       3,331,549.71       6.16
2-4 Family                        51       5.20%       3,929,745.15       7.26
--------------------------------------------------------------------------------------
Total.......                    980      100.00%    $ 54,103,729.22     100.00%
======================================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.